UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2024

BUKIT JALIL GLOBAL ACQUISITION 1 LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41729	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

31-1 Taman Miharja Phase 3B, Jalan 3/93, 2 ½ Miles, Cheras

Kuala Lumpur, Malaysia 55200

 (Address of principal executive offices)

+603-91339688

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, one-half of one redeemable Warrant to acquire one Ordinary Share, and one Right to acquire one-tenth of one Ordinary Share	BUJAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	BUJA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	BUJAW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Ordinary Share	BUJAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosures set forth under Item 2.03 are incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to the amended and restated memorandum and articles of association (the “Charter”) of Bukit Jalil Global Acquisition 1 Ltd., a Cayman Islands exempted company (the “Company”), the Company currently has until June 30, 2024 to complete its initial business combination. However, the Company may extend the period of time to consummate a business combination up to June 30, 2025, each by an additional one-month extension, subject to Bukit Jalil Global Investment Ltd., a Cayman Islands company, the sponsor of the Company (the “Sponsor”) and/or its designee, depositing $100,000 (the “Monthly Extension Fee”) into the trust account of the Company (the “Trust Account”).

On or about July 29, 2024, an aggregate of $100,000 of the Monthly Extension Fee was deposited into the Trust Account for the Company’s public shareholders (the “Monthly Extension Payment”), which enables the Company to extend the period of time it has to consummate its initial business combination by one month from July 30, 2024 to August 30, 2024 (the “Extension”). The Extension is the second of the twelve Monthly Extensions permitted under the Company’s Charter.

In connection with the Monthly Extension Payment, the Company issued an unsecured promissory note of $100,000 (the “Note”) to the Sponsor.

The Note bears no interest and is payable in full upon the earlier to occur of (i) the consummation of the Company’s business combination or (ii) the date of expiry of the term of the Company (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of the Company’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against the Company; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Note may be accelerated.

The payees of the Note, the Sponsor, has the right, but not the obligation, to convert the Note, in whole or in part, respectively, into private units (the “Units”) of the Company, each consisting of one ordinary share, par value $0.0001 per share (the “Ordinary Share”), one-half of one warrant, and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of a business combination, as described in the prospectus of the Company (File No: 333- 272605), by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the business combination. The number of Units to be received by the Sponsor in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $10.00.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Note does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Note.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The Units (and the underlying securities) issuable upon conversion of the Note, if any, (1) may not, subject to certain limited exceptions, be transferable or salable by the Sponsor until the completion of the Company’s initial business combination and (2) are entitled to registration rights.

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Item 8.01. Other Events.

As disclosed earlier, on June 29, 2024, the Company held an extraordinary general meeting (the “Extraordinary Meeting”), where the shareholders of the Company approved, among others, (1) the proposal (the “MAA Amendment Proposal”) to amend the Company’s then effective amended and restated memorandum and articles of association to provide that the Company must (i) consummate a business combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the public units issued in the Company’s initial public offering, by June 30, 2024 (the “Termination Date”), and if the Company does not consummate a business combination by June 30 2024, the Termination Date may be extended up to twelve times, each by a monthly extension, for a total of up to twelve months to June 30, 2025, without the need for any further approval of the Company’s shareholders, and (2) the proposal (the “NTA Requirement Amendment Proposal”) to amend the Company’s then effective amended and restated memorandum and articles of association to provide to eliminate the limitation that the Company may not redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions.

In connection with the votes to approve the MAA Amendment Proposal and the NTA Requirement Amendment Proposal, 2,820,485 ordinary shares of the Company were rendered for redemption, which has been completed accordingly.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Promissory Note, dated August 1, 2024, issued by the Company to Bukit Jalil Global Investment Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bukit Jalil Global Acquisition 1 Ltd.

Date: August 1, 2024	By:	/s/ Seck Chyn “Neil” Foo
	Name:	Seck Chyn “Neil” Foo
	Title:	Director and Chief Executive Officer

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